Supplement to the

Fidelity® U.S. Treasury Money Market Fund
Fidelity Government Money Market
and
Fidelity Money Market

Funds of Fidelity Hereford Street Trust

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2008

The following information supplements similar information found in the "Management Contracts"section beginning on page 23.

Sub-Adviser - FMR U.K. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-adviser.

SMFB-08-01 July 11, 2008
1.713588.112